Exhibit 13
MITSUBISHI UFJ FINANCIAL GROUP, INC.
CERTIFICATION REQUIRED BY
RULE 13a-14(b) OR RULE 15d-14(b)
AND 18 U.S.C. Section 1350
In connection with the Annual Report of Mitsubishi UFJ Financial Group, Inc. (the “Company”) on Form 20-F for the fiscal year ended March 31, 2024 as filed with the US Securities and Exchange Commission on the date hereof (the “Report”), I, Hironori Kamezawa, President & Group Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: July 30, 2024

/s/ Hironori Kamezawa
Name: Hironori Kamezawa Title: President & Group Chief Executive Officer

MITSUBISHI UFJ FINANCIAL GROUP, INC.
CERTIFICATION REQUIRED BY
RULE 13a-14(b) OR RULE 15d-14(b)
AND 18 U.S.C. Section 1350
In connection with the Annual Report of Mitsubishi UFJ Financial Group, Inc. (the “Company”) on Form 20-F for the fiscal year ended March 31, 2024 as filed with the US Securities and Exchange Commission on the date hereof (the “Report”), I, Tetsuya Yonehana, Group Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: July 30, 2024

/s/ Jun Togawa
Name: Jun Togawa Title: Group Chief Financial Officer